UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

HUB GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Hub Group Way
Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 271-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2026, the DPY Stockholders (as defined below) and certain affiliated trusts holding shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), of Hub Group, Inc. (the “Company”), representing a majority of the combined voting power of the outstanding shares of Common Stock, executed an action by written consent (the “DPY Stockholder Consent”) pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), Article II, Section 7 of the Company’s Amended and Restated Bylaws (the “Former Bylaws”), and Section 141(k) of the DGCL, to take the following actions: (a) remove Michael Flannery, Peter McNitt, and Gary Yablon as directors of the Company, without cause, (b) amend and restate the Former Bylaws with the Second Amended and Restated Bylaws (as defined below), and (c) appoint Gregory D. Bunch, Thomas P. Fitzgerald, Thaddeus J. Malik, and Thomas M. White as directors of the Company (each, a “New Director” and, collectively, the “New Directors”), with each of the foregoing actions effective as of October 1, 2026. As used herein, the “DPY Stockholders” refers to the parties to that certain DPY Stockholders’ Agreement, dated February 22, 2023 (the “DPY Agreement”), by and among (i) the Matthew D. Yeager 2015 GST Trust, (ii) the Laura C. Yeager 2015 GST Trust, (iii) the Phillip D. Yeager 2015 GST Trust, (iv) the David P. Yeager Nonexempt Trust Created Under the Phillip C. Yeager 1994 Trust, (v) David P. Yeager, (vi) Phillip D. Yeager, (vii) Matthew D. Yeager and (viii) Laura Y. Grusecki. The DPY Agreement was previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2023 and is incorporated herein by reference. The DPY 2015 Exempt Children’s Trust and the DPY 2020 HUB Exempt Trust, which are not parties to the DPY Agreement, also joined in executing the DPY Stockholder Consent.

The removal of Messrs. Flannery, McNitt, and Yablon was effected by the DPY Stockholder Consent without cause under Section 141(k) of the DGCL and became effective upon delivery to the Secretary of the Company in accordance with Section 228(c) of the DGCL. Pursuant to Section 228(e) of the DGCL and Article II, Section 7 of the Former Bylaws, prompt notice of the actions taken by written consent is being provided to stockholders who are stockholders as of the record date for the actions, who have not consented and who would have been entitled to notice of the meeting if (i) the actions had been taken at a meeting and (ii) the record date for the notice of the meeting were the record date for the actions. The Company hereby transmits a copy of a notice to stockholders pursuant to Section 228(e) of the DGCL. The foregoing description of the notice does not purport to be complete and is qualified in its entirety by reference to the full text of the notice, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Each New Director will serve as a director until the Company’s next annual meeting of stockholders or until his earlier death, termination, resignation, or removal. As non-employee directors, each of the New Directors will participate in the Company’s standard non-employee director compensation program, as described in the Company’s proxy statement for the 2025 annual meeting of stockholders filed with the SEC on April 3, 2025.

Following the delivery of the DPY Stockholder Consent, Mary H. Boosalis, Jenell Ross, and Martin P. Slark resigned from the Board of Directors (the “Board”), effective October 1, 2026.

The Board intends to appoint a new Lead Independent Director as soon as practicable and will also reconstitute its standing committees. The Company intends to take appropriate action to fill the vacancies on the Board resulting from the resignations described above in accordance with the Company’s governing documents.

Gregory D. Bunch

Mr. Bunch, age 67, has served as an Adjunct Professor of Entrepreneurship at the University of Chicago Booth School of Business for nearly twenty (20) years, teaching entrepreneurship, growth strategy, competitive strategy, innovation, marketing, and mergers and acquisitions in both the MBA program and Executive Education. He is also the owner of Gregory Bunch Consulting, a management consulting firm. Mr. Bunch was the founder and Chief Executive Officer of Masterplan International Corporation, a strategy consultancy, from 1998 to 2018, and co-founded Oration Health, a healthcare software-as-a-service business. He was also a partner in Brandtrust, a brand strategy consultancy. Over the course of his career, he has advised hundreds of startups and dozens of publicly and privately held corporations, and has served as an Independent Trustee of Elkhorn Investments from its founding until its sale to Innovator, as well as on advisory boards for companies in the financial services, consulting, retail, franchising and marketing industries. Mr. Bunch has lectured nationally and internationally on topics related to strategy, creating customers and innovation. He earned a bachelor’s degree in philosophy from Wheaton College and an MDiv from Harvard University.

Thomas P. Fitzgerald

Mr. Fitzgerald, age 72, was a partner at Winston Taylor LLP (formerly known as Winston & Strawn LLP), an international law firm. From 2006 to June 2024, Mr. Fitzgerald served as Chairman and Managing Partner of the firm’s Executive Committee. Under his leadership, the firm opened ten (10) offices on three continents and significantly expanded its practice and sector offerings, including in private equity, finance, funds, intellectual property, complex commercial litigation and real estate. Over the course of his tenure, Mr. Fitzgerald also advanced the firm’s client initiatives in the financial services, technology, energy, and life sciences sectors. Mr. Fitzgerald holds a B.A. from the University of Notre Dame and a J.D., with honors, from the Notre Dame Law School.

Mr. Fitzgerald retired as a partner of Winston Taylor LLP, effective January 31, 2025. Winston Taylor LLP has provided legal services to the Company, and during the fiscal year ended December 31, 2025, the Company paid Winston Taylor LLP approximately $500,000 in fees for legal services provided in 2025. Although Mr. Fitzgerald has not been a partner of Winston Taylor LLP since January 31, 2025, this relationship is disclosed pursuant to Item 404(a) of Regulation S-K, because he was a partner of the firm during a portion of the Company’s last fiscal year. Other than as described above, there are no transactions in which Mr. Fitzgerald has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Thaddeus J. Malik

Mr. Malik, age 59, has served as President and Principal of S2T Solutions LLC, a transactional advisory services company, since 2022. Previously, he was a partner at Paul Hastings LLP, an international law firm, from 2010 to 2022, a partner at Jenner & Block LLP from 2002 to 2010, and Vice President and General Counsel of Lante Corporation, a formerly publicly traded technology consulting company, from 2000 to 2002. Mr. Malik has more than thirty (30) years of experience as a corporate and securities advisor to boards and committees of public companies and as a mergers and acquisitions attorney. He has served as an independent director of CenterPoint Energy, Inc. since September 2023, where he currently serves on the Corporate Governance and Nominating Committee and the Human Capital and Compensation Committee and previously served on the Audit and Compliance Committee and the Safety and Operations Committee. He also served as an independent director of Health Care Service Corporation, the parent of Blue Cross and Blue Shield of Illinois, Texas, Montana, Oklahoma and New Mexico, from 2019 to 2025. Mr. Malik holds a B.A. from Northwestern University and a J.D. from Harvard Law School, and has earned director certifications from the National Association of Corporate Directors and Harvard Business School, as well as the CERT Certificate in Cybersecurity Oversight from the Carnegie Mellon University Software Engineering Institute.

Thomas M. White

Mr. White, age 69, is a global business leader and experienced board member with over forty-five (45) years of experience in financial and operational management. Mr. White previously served as the Company’s Chief Financial Officer and Senior Vice President from 2002 to 2007. From 2007 to 2014, he served as an Operating Partner of Apollo Global Management, Inc., a leading global alternative investment manager, where he assumed senior leadership positions in key portfolio companies, including as Interim Chief Operating Officer and Interim Chief Financial Officer of CEVA Logistics and Interim Chief Financial Officer of Constellium N.V. Previously, Mr. White served for twenty-three (23) years at Arthur Andersen LLP, where he held leadership positions, including Global Managing Partner of Business Process Outsourcing and Office Managing Partner. Mr. White served as Chairman of the Board of Directors of Sterling Infrastructure, Inc. from 2019 to 2024, and has served as a member of the board of directors of JPW Industries, a private industrial machinery company. Mr. White holds a B.B.A. in Accountancy from Western Michigan University and an M.S. in Business Administration from Purdue University.

There are no family relationships between any of the New Directors and any former or current officers or directors of the Company, and, except as described above, no New Director has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between any New Director and any other persons or entities pursuant to which any New Director was appointed as a director of the Company.

The Company is a “controlled company” within the meaning of Nasdaq Listing Rule 5615(c), because the DPY Stockholders hold more than 50% of the combined voting power of the Common Stock. Accordingly, the Company is not required to comply with certain corporate governance requirements applicable to Nasdaq listed companies. However, the Company does not intend to rely on the exemptions made available under Nasdaq Listing Rule 5615(c), and intends to maintain a majority of the Board consisting of independent directors, a Compensation Committee composed entirely of independent directors, and a Nominating and Governance Committee composed entirely of independent directors. The controlled company exemption would not modify the independence requirement for the Audit Committee, and the Company will continue to comply with the audit committee requirements of Nasdaq Rule 5605(c) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2026, the DPY Stockholders, by the DPY Stockholder Consent, adopted the Second Amended and Restated Bylaws of the Company, effective as of October 1, 2026 (the “Second Amended and Restated Bylaws”). The amendments to the Second Amended and Restated Bylaws include, among other things, that:

•

In any election by stockholders of directors other than in a contested election, directors shall be elected by a majority of the votes cast by the shares represented in person or by proxy and entitled to vote; and

•

Any vacancy on the Board, however occurring, and any newly created directorship resulting from any increase in the number of directors shall be filled exclusively by the affirmative vote of the holders of shares of capital stock representing a majority of the votes entitled to vote in the election of directors.

The foregoing description of the amendments to the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 1, 2026, the DPY Stockholders and certain affiliated trusts, holding shares of Common Stock representing a majority of the combined voting power of the outstanding shares of Common Stock, authorized and approved by written consent in accordance with Section 228 of the DGCL: (a) the removal of Michael Flannery, Peter McNitt, and Gary Yablon as directors of the Company, without cause, (b) the amendment and restatement of the Former Bylaws with the Second Amended and Restated Bylaws, and (c) the appointment of Gregory D. Bunch, Thomas P. Fitzgerald, Thaddeus J. Malik, and Thomas M. White as directors of the Company, with each of the foregoing actions effective as of October 1, 2026.

Item 7.01.	Regulation FD Disclosure.

On October 2, 2026, the Company issued a press release (the “Press Release”) in connection with the receipt of the DPY Stockholder Consent and related updates. A copy of the Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Hub Group, Inc., effective as of October 1, 2026.

99.1	Notice to Certain Stockholders Under Section 228(e) of the Delaware General Corporation Law, dated October 2, 2026.

99.2	Press Release, dated October 2, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hub Group, Inc.

Date: October 2, 2026	By:	/s/ David P. Yeager
David P. Yeager
Chairman of the Board of Directors and Chief Executive Officer